Other tax receivable	12 Months Ended
Dec. 31, 2025
Other tax receivable
Other tax receivable
6. Other tax receivable

Accounting policy:

Tax assets are measured at cost and primarily consist of (i) tax effects that are recognized when the asset is sold to a third party or recovered through amortization over the remaining economic life of the asset; and (ii) tax receivables that are expected to be recovered as refunds from tax authorities or as a reduction for future tax liabilities.

	Consolidated
	December 31, 2025	December 31, 2024
COFINS - Social security financing contribution	613,487	551,156
PIS - Social integration program	143,765	114,956
Tax credits	35,278	35,177
ICMS - State VAT	1,496,925	1,105,839
ICMS - State VAT CIAP	377,743	289,615
Other	171,513	123,946
	2,838,711	2,220,689

Current	1,022,881	886,136
Non-current	1,815,830	1,334,553
Total	2,838,711	2,220,689